SUPPLEMENT DATED DECEMBER 4, l998
               TO PROSPECTUS DATED MAY 1, 1998
                             OF
         GRADISON GOVERNMENT INCOME FUND (the "Fund")


The purpose of this supplement is to notify shareholders of several developments with respect to the Fund:

1-   The merger of the corporate parent of McDonald &
  Company Securities Inc. ("McDonald") with KeyCorp, as described in a Supplement to the Prospectus dated September 30, l998, was finalized on October 23, l998. McDonald, which has changed its name to McDonald Investments Inc., remains Investment Adviser for the Fund pursuant to an Investment Advisory Agreement dated October 23, l998. This Advisory Agreement will be submitted to shareholders for approval at a special meeting to be held early next year.

2-   The Distributor of the Fund has been changed to BISYS
  Fund Services Limited Partnership to comply with certain banking regulations that now apply due to the KeyCorp merger.

3-The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization for the Fund. The
  Reorganization is subject to the approval of the shareholders of the Fund and the Board of Trustees of the Victory Portfolios. The Reorganization will be submitted to shareholders at a special meeting to be held early next year. There can be no assurance that the shareholders of the Fund or the Board of Trustees of the Victory Portfolios will approve the Reorganization.

If the Reorganization of the Fund is approved, shareholders will exchange their Fund shares for Class "G" shares of the Victory Fund For Income. The shares ofreceived by Gradison shareholders will have the same value as the total value of their Gradison Fund shares on the effective date of the Reorganization. (In other words, a shareholder who owns $1,000 worth of Gradison Government Income Fund shares will receive $1,000 worth of Class "G" shares of the Victory Fund For Income.) The Fund will receive an opinion of counsel to the effect that the exchange of shares will not be taxable. The exchange will not be subject to any sales charges. The Victory Fund For Income is an existing mutual fund with an investment objective of providing a high level of current income consistent with preservation of shareholders' capital. It currently pursues its investment objective by normally investing at least 65% of its assets in mortgage-related securities rated in the top two rating categories of a nationally recognized rating organization (such as Standard & Poor's Corp.), or if unrated, of comparable quality. It is anticipated that prior to the time of the reorganization, the investment policies will be changed to become substantially identical to those of the Fund. The Victory Fund For Income is a "Series" or "Portfolio" of the Victory Portfolios, an open-end management investment company organized as a Delaware business trust. Key Asset Management Inc. ("KAM") is investment adviser for the Victory Portfolios. KAM is a subsidiary of KeyBank National Association, a wholly-owned subsidiary of KeyCorp.